SMITH BARNEY WORLD FUNDS, INC.
on behalf of
EMERGING MARKETS PORTFOLIO

Supplement dated September 13, 2000 to
Prospectuses dated February 28, 2000


On September 7, 2000 the Board of Directors of Smith
Barney World Funds, Inc, on behalf of the Emerging
Markets Portfolio (the "Emerging Portfolio"), approved a proposed reorganization pursuant to which Smith Barney International Aggressive Growth Fund of
Smith Barney Investment Series (the "Aggressive
Growth Fund") would acquire the assets and assume the stated liabilities of the Emerging Portfolio in exchange for shares of the Aggressive Growth Fund.
This reorganization will allow Emerging Portfolio shareholders to maintain an investment in a fund with substantially similar investment objectives and investment policies.

Under the terms of the proposed reorganization, Emerging Portfolio shareholders would receive shares of the Aggressive Growth Fund equal in value to their investment in the Emerging Portfolio in accordance with the terms of the reorganization. Emerging
Portfolio shareholders would not be charged a sales load when Aggressive Growth Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of October 6, 2000 Salomon Smith Barney Inc. will no longer be accepting investments into the Emerging
Portfolio.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Emerging Portfolio. Proxy materials describing the proposed reorganization will be mailed to Emerging Portfolio shareholders of record on October 13, 2000, on or about October 23, 2000, in anticipation of a meeting of the shareholders expected to be held on November 22, 2000. If approved by Emerging Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02027


SMITH BARNEY WORLD FUNDS, INC.
on behalf of
PACIFIC PORTFOLIO

Supplement dated September 13, 2000 to
Prospectuses dated February 28, 2000


On September 7, 2000 the Board of Directors of Smith
Barney World Funds, Inc, on behalf of the Pacific
Portfolio, approved a proposed reorganization pursuant to which Smith Barney International
Aggressive Growth Fund of Smith Barney Investment
Series (the "Aggressive Growth Fund") would acquire the assets and assume the stated liabilities of the Pacific Portfolio in exchange for shares of the Aggressive Growth Fund. This reorganization will allow Pacific Portfolio shareholders to maintain an investment in a fund with substantially similar investment objectives and investment policies.

Under the terms of the proposed reorganization, Pacific Portfolio shareholders would receive shares of the Aggressive Growth Fund equal in value to their investment in the Pacific Portfolio in accordance with the terms of the reorganization. Pacific
Portfolio shareholders would not be charged a sales load when Aggressive Growth Fund shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization.

As of October 6, 2000 Salomon Smith Barney Inc. will no longer be accepting investments into the Pacific
Portfolio.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Pacific Portfolio. Proxy materials describing the proposed reorganization will be mailed to Pacific Portfolio shareholders of record on October 13, 2000, on or about October 23, 2000, in anticipation of a meeting of the shareholders expected to be held on November 22, 2000. If approved by Pacific Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02028